UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2026

Imunon, Inc.

(Exact name of registrant as specified in its Charter)

Delaware	001-15911	52-1256615
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

997 Lenox Drive, Suite 100, Lawrenceville, NJ	08648-2311
(Address of principal executive offices)	(Zip Code)

(609) 896-9100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	IMNN	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Compensation Committee and the Board of Directors of Imunon, Inc. (the “Company”), as applicable, approved compensatory programs for certain executive officers, pursuant to which such executive officers may elect to receive a percentage of their base salary in the form of shares of common stock and will receive additional shares of common stock in connection with such election.

Name and Title	Percentage of Base Salary that May be Paid in Shares	Additional Shares Issuable
Stacy Lindborg, President and Chief Executive Officer	Up to 50%	12% of the aggregate dollar amount of the net stock payment, as amended to 35% for shares issuable on August 14 and 17.5% for the shares issuable on each pay date beginning on August 28, 2026 and ending on September 25, 2026
Michael Tardugno, Executive Chairman	Up to 100%	20% of the aggregate dollar amount of the net stock payment on July 31, 40% for shares issuable on August 14 and 20% for the shares issuable on each pay date beginning on August 28, 2026 and ending on September 25, 2026
Douglas Faller, Chief Medical Officer	Up to 40%	12% of the aggregate dollar amount of the net stock payment, as amended to 15% for shares issuable on each pay date beginning on July 31, 2026 and ending on September 25, 2026

The shares issuable to Dr. Lindborg and Mr. Tardugno were deemed to be exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as transactions by the Company not involving a public offering. The shares issuable to Dr. Faller will be issued pursuant to the Imunon, Inc. 2018 Stock Incentive Plan, as amended and restated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMUNON INC.

Dated: August 11, 2026	By:	/s/ Susan Eylward
Susan Eylward
General Counsel and Corporate Secretary